Exhibit 99.1

DONLIN GOLD ANNOUNCES ASSAY RESULTS

FROM REMAINING 30 PERCENT OF THE 2020 DRILL PROGRAM, CONSISTENT WITH PREVIOUSLY REPORTED RESULTS OF HIGHER THAN PREDICTED GRADE-THICKNESS

STRONG OUTCOME CONFIRMS FOLLOW-UP DRILL PROGRAM PLANNED FOR 2021

March 25, 2021 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to share the last set of assay results from the successful 2020 85-hole, 23,361-meter drill program.

Assay results for all 85 completed holes now reported, representing a final total of 23,361 meters drilled
Assay results demonstrate higher drilled grade-thickness than predicted by previous modelling
Data collected has resulted in an improved appreciation of the controls on mineralization
Drill program results will be integrated into the geologic model

The Board of Donlin Gold is considering additional confirmation and extension drilling to expand upon recent successes and fresh insights into the continuity and structural controls of the higher-grade mineralization.

Exceeding Expectations, Safely

The primary objective of the 2020 drill program, the largest such campaign at Donlin Gold since 2008, was to validate and increase the confidence in recent geologic modeling concepts.

Results in both the ACMA and Lewis deposit areas exceeded grade-thickness predicted by previous modeling, with higher grades observed over narrower intervals, particularly in sedimentary rocks.

Additional confirmation and extension drilling are being planned for the 2021 field season with a focus on further testing, orebody continuity, structural control, and geotechnical and geometallurgical data collection and analysis. The drilling program specifics will be finalized once all assay results have been integrated into an interim model update. It is anticipated that on the completion of the 2021 drilling program and a final geologic model update, the focus will then shift to updating the feasibility study subject to a formal decision by the Board.

Five of the top intervals received or updated since the January 19, 2021 media release include:

DC20-1930 intersected 51.15 m grading 4.6 g/t gold, starting at 148.85 m drilled depth, including a sub interval of 7.60 m grading 12.4 g/t gold, starting at 182.40 m drilled depth;
DC20-1932 intersected 47.66 m grading 4.8 g/t gold, starting at 101.62 m drilled depth, including a sub interval of 4.00 m grading 19.5 g/t gold, starting at 143.28 m drilled depth;
DC20-1948 intersected 22.61 m grading 8.7 g/t gold, starting at 161.50 m drilled depth, including a sub interval of 10.08 m grading 15.5 g/t gold, starting at 167.50 m drilled depth;
DC20-1938 intersected 17.96 m grading 10.5 g/t gold, starting at 1.83 m drilled depth, including a sub interval of 3.96 m grading 28.0 g/t gold, starting at 1.83 m drilled depth; and
DC20-1946 intersected 35.80 m grading 4.5 g/t gold, starting at 96.20 m drilled depth.

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Drill hole collar locations and five of the top intervals since the January 19, 2021 release are shown in Figure 1

Drill hole orientations and depths and significant intervals are shown in Tables 1 and 2, respectively, in the Appendix at the end of this release.

These results were accomplished between March and October 2020 with zero COVID-19 cases on site and no Lost-Time Incidents.

Statements by the Owners

Barrick President and Chief Executive Mark Bristow said, “The highly successful and COVID-free conclusion of the 2020 drill program, and in particular the strong results Barrick and NOVAGOLD have been sharing over the past eight months, represent a major step forward in improving the geological confidence in the Donlin project, a necessary step to advancing Donlin up the value chain.” He extended his thanks to the Donlin Gold team.

Greg Lang, NOVAGOLD’s President and CEO, said, “On every level, the results of the largest drill program at Donlin Gold in 12 years have been incredibly rewarding for the partnership and all stakeholders. Since we released the initial results in August last year, the assays have consistently revealed higher-grade gold intersections. These have only served to elevate Donlin Gold’s confidence in the recent geologic modeling concepts developed by the Barrick and NOVAGOLD teams, while confirming multiple high-grade extensions in both the intrusive (igneous) and sedimentary rocks, including near surface. One such near surface hit in drill hole DC20-1938, revealed today in this final set of results, intersected 17.96 m grading 10.5 g/t gold including 3.96 m grading 28.0 g/t gold starting at 1.83 m drilled depth. Needless to say, the assay results from the 2020 drill program further strengthen our resolve and belief in the extraordinary nature of Donlin Gold and provide us with a wealth of new knowledge to integrate into an updated geologic model.”

Dan Graham, General Manager of the Donlin Gold JV added, “By far, our most important objective in 2020 was to protect the health and safety of our workforce, contractors, and the residents of the Yukon-Kuskokwim (Y-K) region. Despite the added challenge of navigating a pandemic, all 2020 drill program objectives were transcended and accomplished with zero COVID-19 cases on site and no Lost-Time Incidents. This is a testament to the professionalism and teamwork of all involved. It is an honor to work directly with our Alaska Native Corporation partners, Calista Corporation (“Calista”) and The Kuskokwim Corporation (“TKC”), as well as the communities in the Y-K region.  Thanks to the Donlin Gold team, as well as to Calista and TKC for their dedication to the highest standards of safety, social responsibility, and environmental stewardship. We are all proud to be bringing a federally permitted project up the value chain in one of the world’s most stable jurisdictions, the great State of Alaska, where there are numerous examples of socially and environmentally responsible mining projects, we as an industry can be proud of, and which can provide long-lasting benefits to future generations.”

About Donlin Gold

Donlin Gold LLC is an Alaska-based company owned equally by Barrick Gold U.S. Inc. and NovaGold Resources Alaska, Inc., which are wholly owned subsidiaries of Barrick and NOVAGOLD, respectively.

Donlin Gold is located in Alaska, the second largest gold-producing state in the U.S. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

Donlin Gold is a committed partner to the Alaska Native Communities both surrounding the project and within the State as a whole. This commitment underpins our approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities five decades ago. Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights, and TKC, a collection of 10 village corporations, which owns the surface land rights, and is committed to providing employment opportunities, scholarships, and preferential contract considerations to Calista and TKC shareholders. These agreements include a revenue-sharing structure, established by the Alaska Native Claims Settlement Act (ANSCA) of 1971, which resolved Alaska Native land claims, allotting 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of the commitment to the sustainable and responsible development of the Donlin Gold project for the benefit of all stakeholders.

_________________________

1 Donlin Gold data as per the Second Updated Feasibility Study (as defined below). Donlin Gold measured resources of approximately 8 Mt grading 2.52 g/t and indicated resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis, of which Barrick and NOVAGOLD each own 50%. Mineral resources have been estimated in accordance with National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”).

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FIGURE 1 Drill Hole Collar Locations

DC20-1932
47.66 m at 4.8 g/t, including a sub interval of 4.00 m at 19.5 g/t
DC20-1938
17.96 m at 10.5 g/t, including a sub interval of 3.96 m at 28.0 g/t
DC20-1948
22.61 m at 8.7 g/t, including a sub interval of 10.08 m at 15.5 g/t
DC20-1946
35.80 m at 4.5 g/t
DC20-1930
51.15 m at 4.6 g/t gold, including a sub interval of 7.60 m at 12.4 g/t
Lewis Pit
ACMA Pit
6880000N
6879000N
6878000N
540000E
541000E
542000E
543000E
assays reported
*Pit outline is mineral reserve pit outline from Second Updated Feasibility Study as defined below.

Depicted grid system is based on NAD83 UTM zone 4N coordinates.

The owners provided previous updates on assay results in the August 6, 2020 media release “Donlin Gold Project Provides Update on Recent Drilling and Ongoing Community Support in Alaska Amid COVID-19 Pandemic”, the October 26, 2020 media release “Donlin Gold 2020 Q3 Update: Drilling Continues to Yield High Grade Intercepts and Improve Geological Modeling”, and the January 19, 2021 media release “Donlin Gold 2020 Q4 Drilling Program Assay Results Continue to Exceed Modeled Projections While Partners Deliver a Safe and COVID-Free Year.” These previously disclosed results are referenced in Table 2 and marked with their disclosure date.

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QA/QC Procedures

The QA/QC procedures for the 2020 Donlin Gold drill program and sampling protocol were developed and managed by Donlin Gold LLC and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 93% core recovery was achieved. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on two-meter lengths, with a minimum length of 0.3 meters and maximum length of approximately 3.5 meters. Sampled half-core was crushed and pulverized in ALS Limited’s Fairbanks, Alaska; Whitehorse, Yukon; or Vancouver, British Columbia sample preparation facilities. Pulp samples were sent to the ALS labs in Vancouver, British Columbia; Lima, Peru; or Reno, Nevada for gold assays and to labs in Vancouver, British Columbia or Lima, Peru for multi-element analysis. At least 14 quality control samples (four standards, four coarse blanks, two pulp blanks, two coarse duplicates, and two pulp duplicates) were inserted into each batch of 80 samples. The review of the quality control samples did not indicate any bias or error. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by both Boart Longyear drill operators and on 96% of reported completed holes by DGI Geoscience Inc. technicians, and collar surveys were completed on all holes by Professional Licensed Surveyors from either Rowland Engineering Consultants or Brice Engineering LLC.

Each of ALS Limited, Boart Longyear, DGI Geoscience Inc., Rowland Engineering Consultants, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the “Donlin Creek Gold Project Alaska, USA NI 43-101 Technical Report on Second Updated Feasibility Study” prepared by AMEC with an effective date of November 18, 2011, as amended January 20, 2012 (the “Second Updated Feasibility Study”). Kirk Hanson, P.E., Technical Director, Open Pit Mining, North America, (AMEC, Reno) is the Qualified Person responsible for the preparation of the independent technical report, and an independent “qualified person” as defined by NI 43-101. Wood Canada Limited (“Wood” formerly AMEC Americas Limited) is currently updating all sections of the Second Updated Feasibility Study with updated costs, economic assessment, permitting information, and technical information related to permitting, generated on the Donlin Gold project since 2011, which is anticipated to be finalized and filed during 2021. Based on that cost review, Wood determined that updating the Second Updated Feasibility Study using 2020 costs and new gold price guidance results in no material change to the mineral resources or mineral reserves. The economic assessment in the updated study may be materially different than in the 2011 study.

Clifford Krall, P.E., who is the Mine Engineering Manager for NOVAGOLD and a “qualified person” under NI 43-101, has approved and verified the scientific and technical information related to the 2020 Donlin Gold drill program contained in this media release. To verify the information related to the drilling program, he visited the project site twice during the 2020 field season; discussed and observed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., who is a Barrick Project Manager and a “qualified person” under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

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Catherine Raw

COO, North America

Tel: +1 416-307-5157

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Jason Mercier
Manager, Investor Relations

Tel: +1 604-669-6227 or 1-866-669-6227

www.novagold.com

Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding anticipated benefits from the 2020 drill program including an improved geological model for Donlin Gold; the update to the Second Updated Feasibility Study and the results thereof, ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the COVID-19 pandemic on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; and future share price performance of Barrick and NOVAGOLD. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent Barrick’s and NOVAGOLD’s management expectations, estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of permits including the right-of-way lease offer for the project’s buried natural gas pipeline; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the outbreak of the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, and development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the SEC and Canadian provincial securities regulatory authorities and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting Barrick’s and NOVAGOLD’s Investor Relations website at www.barrick.com and www.novagold.com, respectively, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions and projections of Barrick and NOVAGOLD on the date the statements are made. Barrick and NOVAGOLD assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

NOVAGOLD cautions that this media release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this media release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended (“CIM Definition Standards”). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC) Industry Guide 7 (“SEC Industry Guide 7”), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. NOVAGOLD’s disclosure concerning Reserve & Resources Estimates remains consistent with NI 43-101. Under SEC Industry Guide 7, mineralization may not be classified as a "reserve” unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. SEC Industry Guide 7 normally does not permit the inclusion of information concerning "measured mineral resources”, "indicated mineral resources” or "inferred mineral resources” or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves” under SEC Industry Guide 7 in documents filed with the SEC. Investors should also understand that "inferred mineral resources” have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources” may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces” in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves” under SEC Industry Guide 7 as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves” are also not the same as those of SEC Industry Guide 7, and reserves reported by NOVAGOLD in compliance with NI 43-101 may not qualify as "reserves” under SEC Industry Guide 7. Donlin Gold does not have known reserves, as defined under SEC Industry Guide 7. Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with SEC Industry Guide 7.

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On October 31, 2018, the SEC adopted a final rule (“New Final Rule”) that will replace SEC Industry Guide 7 with new disclosure requirements that are more closely aligned with current industry and global regulatory practices and standards, including NI 43-101. Companies must comply with the New Final Rule for the Company’s first fiscal year beginning on or after January 1, 2021, which for NOVAGOLD would be the fiscal year beginning December 1, 2021. The New Final Rule provides that SEC Industry Guide 7 will remain effective until all registrants are required to comply with the New Final Rule, at which time SEC Industry Guide 7 will be rescinded. While early voluntary compliance with the New Final Rule is permitted, NOVAGOLD has not elected to comply with the New Final Rule at this time.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC20-1865	237	79	227.0
DC20-1866	45	67	302.7
DC20-1867	28	73	217.5
DC20-1868	358	67	247.2
DC20-1869	330	72	175.9
DC20-1870	307	71	249.9
DC20-1871	303	63	458.4
DC20-1872	312	53	632.8
DC20-1873	250	49	274.9
DC20-1874	300	76	253.0
DC20-1875	304	53	218.5
DC20-1876	288	69	235.0
DC20-1877	303	73	249.9
DC20-1878	304	55	459.9
DC20-1879	302	58	231.0
DC20-1880	300	71	249.9
DC20-1881	301	52	256.0
DC20-1882	327	56	524.9
DC20-1883	308	54	266.4
DC20-1884	306	72	251.8
DC20-1885	278	63	296.6
DC20-1886	304	56	255.4
DC20-1887	305	60	255.4
DC20-1888	312	72	266.5
DC20-1889	328	56	406.6
DC20-1890	abandoned before completion, re-drilled as 1891
DC20-1891	331	55	377.3
DC20-1892	184	63	300.2
DC20-1893	312	75	260.9
DC20-1894	230	67	620.6
DC20-1895	329	53	362.1
DC20-1896	abandoned before completion, re-drilled as 1898
DC20-1897	325	59	335.0
DC20-1898	302	77	250.9
DC20-1899	358	63	201.0
DC20-1900	302	71	235.0
DC20-1901	306	65	464.8
DC20-1902	287	61	176.2
DC20-1903	259	64	150.7
DC20-1904	0	69	200.0

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Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC20-1905	290	58	212.5
DC20-1906	181	77	347.8
DC20-1907	305	63	431.6
DC20-1908	305	60	351.4
DC20-1909	5	75	239.3
DC20-1910	288	51	235.0
DC20-1911	1	78	150.3
DC20-1912	302	65	474.3
DC20-1913	296	63	224.9
DC20-1914	290	66	200.3
DC20-1915	309	67	325.5
DC20-1916	295	69	218.2
DC20-1917	50	65	175.3
DC20-1918	305	67	252.4
DC20-1919	272	57	249.0
DC20-1920	313	49	253.3
DC20-1921	235	54	607.2
DC20-1922	318	68	254.5
DC20-1923	301	69	211.5
DC20-1924	297	63	228.0
DC20-1925	290	54	210.0
DC20-1926	291	70	150.3
DC20-1927	296	68	299.9
DC20-1928	299	65	226.2
DC20-1929	289	58	214.9
DC20-1930	208	64	233.2
DC20-1931	295	65	152.7
DC20-1932	289	56	175.3
DC20-1933	295	59	200.0
DC20-1934	289	54	250.2
DC20-1935	282	69	150.0
DC20-1936	1	68	231.0
DC20-1937	256	68	531.9
DC20-1938	307	67	150.0
DC20-1939	171	79	151.8
DC20-1940	292	62	200.0
DC20-1941	104	85	175.0
DC20-1942	273	60	175.3
DC20-1943	326	78	215.5
DC20-1944	279	61	320.0
DC20-1945	305	77	283.8
DC20-1946	17	52	263.0
DC20-1947	304	76	240.2
DC20-1948	306	59	305.1

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Hole	Azimuth (°)	Inclination (°)	Depth (m)
DC20-1949	326	56	303.6
DC20-1950	325	59	334.1
DC20-1951	6	73	178.8

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

TABLE 2

2020 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1865	ACMA	136.75	149.16	12.41	4.91	8/6/2020
DC20-1865		155.50	174.21	18.71	2.03	8/6/2020
DC20-1865		200.22	213.57	13.35	2.97	8/6/2020
DC20-1865		TOTAL		44.47	3.12
DC20-1866	ACMA	14.00	17.82	3.82	3.48	8/6/2020
DC20-1866		35.39	81.30	45.91	5.03	8/6/2020
including		63.35	75.30	11.95	10.44	8/6/2020
DC20-1866		98.25	103.42	5.17	7.01	8/6/2020
DC20-1866		108.30	131.66	23.36	4.15	8/6/2020
DC20-1866		208.44	221.61	13.17	4.69	8/6/2020
DC20-1866		226.53	256.81	30.28	4.20	8/6/2020
DC20-1866		266.00	276.76	10.76	4.72	8/6/2020
DC20-1866		281.33	285.57	4.24	1.83	8/6/2020
DC20-1866		291.00	296.86	5.86	5.61	8/6/2020
DC20-1866		TOTAL		142.57	4.61
DC20-1867	ACMA	23.20	28.04	4.84	7.37	8/6/2020
DC20-1867		66.14	70.74	4.60	5.90	8/6/2020
DC20-1867		92.68	104.00	11.32	6.17	8/6/2020
DC20-1867		TOTAL		20.76	6.39
DC20-1868	ACMA	115.51	125.74	10.23	4.13	8/6/2020
DC20-1868		243.48	247.19	3.71	1.92	8/6/2020
DC20-1868		TOTAL		13.94	3.54
DC20-1869	ACMA	10.80	16.15	5.35	3.22	8/6/2020
DC20-1869		33.30	43.30	10.00	2.68	8/6/2020
DC20-1869		49.30	58.83	9.53	3.86	8/6/2020
DC20-1869		128.19	137.60	9.41	3.08	8/6/2020
DC20-1869		TOTAL		34.29	3.20
DC20-1870	ACMA	156.66	164.60	7.94	4.24	8/6/2020
DC20-1870		173.10	180.80	7.70	7.53	8/6/2020
DC20-1870		TOTAL		15.64	5.86
DC20-1871	ACMA	12.80	20.80	8.00	4.01	8/6/2020
DC20-1871		30.35	72.26	41.91	11.61	8/6/2020
including		38.24	42.24	4.00	17.00	8/6/2020
including		55.78	62.26	6.48	38.77	8/6/2020
DC20-1871		341.67	347.44	5.77	1.00	8/6/2020
DC20-1871		425.97	435.71	9.74	1.60	10/26/2020
DC20-1871		TOTAL		65.42	8.25
DC20-1872	Lewis	47.30	73.46	26.16	3.40	10/26/2020
DC20-1872		82.80	86.60	3.80	4.74	10/26/2020
DC20-1872		163.82	167.70	3.88	4.39	8/6/2020

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1872		290.62	294.58	3.96	3.17	8/6/2020
DC20-1872		544.34	555.00	10.66	1.80	10/26/2020
DC20-1872		603.23	609.23	6.00	2.33	10/26/2020
DC20-1872		TOTAL		54.46	3.11
DC20-1873	Lewis	42.90	53.74	10.84	4.36	8/6/2020
DC20-1873		60.88	68.54	7.66	18.40	8/6/2020
including		63.16	68.54	5.38	25.26	8/6/2020
DC20-1873		TOTAL		18.50	10.17
DC20-1874	ACMA	159.39	169.59	10.20	7.24	10/26/2020
DC20-1874		174.65	177.97	3.32	3.51	10/26/2020
DC20-1874		236.83	239.88	3.05	5.52	10/26/2020
DC20-1874		TOTAL		16.57	6.18
DC20-1875	Lewis	18.75	22.64	3.89	1.50	10/26/2020
DC20-1875		43.17	47.09	3.92	1.95	10/26/2020
DC20-1875		100.06	105.68	5.62	6.09	10/26/2020
DC20-1875		TOTAL		13.43	3.55
DC20-1876	ACMA	5.62	18.35	12.73	5.35	10/26/2020
DC20-1876		TOTAL		12.73	5.35
DC20-1877	ACMA	123.48	127.65	4.17	80.58	10/26/2020
including		124.50	127.65	3.15	106.24	10/26/2020
DC20-1877		TOTAL		4.17	80.58
DC20-1878	Lewis	27.47	34.05	6.58	2.83	10/26/2020
DC20-1878		48.86	68.63	19.77	11.34	10/26/2020
including		54.86	61.86	7.00	25.24	10/26/2020
DC20-1878		74.63	79.74	5.11	15.79	10/26/2020
including		74.63	77.74	3.11	21.10	10/26/2020
DC20-1878		96.92	105.70	8.78	1.23	10/26/2020
DC20-1878		120.32	124.31	3.99	1.83	10/26/2020
DC20-1878		132.14	135.94	3.80	1.21	10/26/2020
DC20-1878		140.90	154.70	13.80	3.10	10/26/2020
DC20-1878		175.34	186.70	11.36	2.00	10/26/2020
DC20-1878		198.40	240.70	42.30	2.03	10/26/2020
DC20-1878		244.75	247.92	3.17	4.27	10/26/2020
DC20-1878		TOTAL		118.66	4.31
DC20-1879	Lewis	62.30	68.44	6.14	1.85	10/26/2020
DC20-1879		118.57	149.20	30.63	2.40	10/26/2020
DC20-1879		TOTAL		36.77	2.31
DC20-1880	ACMA	40.70	44.80	4.10	10.67	10/26/2020
DC20-1880		136.30	139.80	3.50	10.23	10/26/2020
DC20-1880		TOTAL		7.60	10.47
DC20-1881	ACMA	50.75	55.25	4.50	3.03	10/26/2020
DC20-1881		TOTAL		4.50	3.03
DC20-1882	ACMA	5.00	9.00	4.00	4.52	10/26/2020
DC20-1882		15.00	21.00	6.00	6.54	10/26/2020
DC20-1882		27.00	43.00	16.00	2.81	10/26/2020
DC20-1882		67.00	71.00	4.00	1.51	10/26/2020
DC20-1882		113.11	121.27	8.16	4.28	10/26/2020
DC20-1882		160.18	167.55	7.37	2.11	10/26/2020
DC20-1882		200.80	219.63	18.83	1.75	10/26/2020
DC20-1882		233.97	245.15	11.18	4.73	10/26/2020
DC20-1882		251.03	255.03	4.00	3.90	10/26/2020

Page | 10

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1882		302.03	328.53	26.50	2.24	10/26/2020
DC20-1882		336.49	349.54	13.05	2.32	10/26/2020
DC20-1882		392.24	402.03	9.79	2.99	10/26/2020
DC20-1882		TOTAL		128.88	2.94
DC20-1883	Lewis	49.38	62.00	12.62	2.19	10/26/2020
DC20-1883		137.16	157.45	20.29	1.21	10/26/2020
DC20-1883		172.70	178.97	6.27	2.54	10/26/2020
DC20-1883		214.50	222.50	8.00	2.58	10/26/2020
DC20-1883		230.00	234.00	4.00	9.12	10/26/2020
DC20-1883		258.50	264.50	6.00	15.45	10/26/2020
DC20-1883		TOTAL		57.18	3.81
DC20-1884	ACMA	142.50	152.25	9.75	5.07	10/26/2020
DC20-1884		163.25	167.10	3.85	2.17	10/26/2020
DC20-1884		TOTAL		13.60	4.25
DC20-1885	ACMA	268.96	274.75	5.79	12.96	10/26/2020
including		268.96	272.87	3.91	16.11	10/26/2020
DC20-1885		TOTAL		5.79	12.96
DC20-1886	Lewis	43.76	49.67	5.91	2.17	10/26/2020
DC20-1886		125.88	139.80	13.92	3.47	10/26/2020
DC20-1886		147.00	151.00	4.00	3.95	10/26/2020
DC20-1886		158.78	180.90	22.12	4.65	10/26/2020
including		172.90	176.90	4.00	12.30	10/26/2020
DC20-1886		196.80	212.20	15.40	3.37	10/26/2020
DC20-1886		218.20	252.08	33.88	6.52	10/26/2020
including		224.20	232.14	7.94	11.27	10/26/2020
DC20-1886		TOTAL		95.23	4.75
DC20-1887	Lewis	5.10	10.50	5.40	1.78	10/26/2020
DC20-1887		132.00	145.50	13.50	4.32	10/26/2020
including		134.00	138.00	4.00	10.02	10/26/2020
DC20-1887		150.45	160.00	9.55	4.65	10/26/2020
DC20-1887		177.38	185.00	7.62	1.65	10/26/2020
DC20-1887		212.50	218.50	6.00	1.73	10/26/2020
DC20-1887		TOTAL		42.07	3.22
DC20-1888	ACMA	178.58	185.51	6.93	43.12	10/26/2020
including		180.26	183.51	3.25	90.49	10/26/2020
DC20-1888		191.45	203.33	11.88	1.77	10/26/2020
DC20-1888		TOTAL		18.81	17.00
DC20-1889	ACMA	33.00	43.00	10.00	5.95	1/19/2021
including		35.00	39.00	4.00	11.15	1/19/2021
DC20-1889		56.00	60.00	4.00	1.38	1/19/2021
DC20-1889		115.00	120.00	5.00	24.27	1/19/2021
including		115.50	118.50	3.00	32.77	1/19/2021
DC20-1889		176.00	188.00	12.00	2.77	1/19/2021
DC20-1889		205.50	218.50	13.00	2.68	1/19/2021
DC20-1889		281.00	306.20	25.20	2.13	1/19/2021
DC20-1889		348.00	353.00	5.00	7.62	1/19/2021
DC20-1889		TOTAL		74.20	4.67
DC20-1891	ACMA	8.08	15.39	7.31	1.65	10/26/2020
DC20-1891		52.99	76.37	23.38	2.58	10/26/2020
DC20-1891		107.69	121.70	14.01	2.20	10/26/2020

Page | 11

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1891		212.43	222.39	9.96	1.66	1/19/2021
DC20-1891		228.35	248.63	20.28	3.32	1/19/2021
DC20-1891		262.48	291.66	29.18	3.10	1/19/2021
DC20-1891		331.37	335.37	4.00	2.33	1/19/2021
DC20-1891		TOTAL		108.12	2.65
DC20-1892	ACMA	52.51	74.19	21.68	2.39	1/19/2021
DC20-1892		92.16	95.87	3.71	4.18	1/19/2021
DC20-1892		148.00	156.00	8.00	4.12	1/19/2021
DC20-1892		184.96	188.48	3.52	1.04	1/19/2021
DC20-1892		247.50	257.46	9.96	1.75	1/19/2021
DC20-1892		TOTAL		46.87	2.59
DC20-1893	ACMA	139.70	143.70	4.00	1.35	1/19/2021
DC20-1893		223.80	230.50	6.70	1.87	1/19/2021
DC20-1893		247.43	253.80	6.37	1.62	1/19/2021
DC20-1893		TOTAL		17.07	1.65
DC20-1894	ACMA	26.60	32.60	6.00	3.84	1/19/2021
DC20-1894		132.40	136.40	4.00	3.38	1/19/2021
DC20-1894		152.40	158.40	6.00	3.68	1/19/2021
DC20-1894		244.20	253.80	9.60	1.00	1/19/2021
DC20-1894		259.00	263.00	4.00	9.22	1/19/2021
DC20-1894		274.50	284.00	9.50	5.48	1/19/2021
DC20-1894		290.00	294.00	4.00	3.83	1/19/2021
DC20-1894		345.00	348.00	3.00	4.88	1/19/2021
DC20-1894		421.50	429.50	8.00	2.08	1/19/2021
DC20-1894		508.00	521.63	13.63	4.45	1/19/2021
DC20-1894		558.93	580.27	21.34	3.65	1/19/2021
DC20-1894		586.06	605.33	19.27	2.31	1/19/2021
DC20-1894		TOTAL		108.34	3.57
DC20-1895	ACMA	20.43	26.40	5.97	4.13	1/19/2021
DC20-1895		169.30	193.80	24.50	5.33
DC20-1895		218.28	242.08	23.80	6.54	1/19/2021
including		220.28	227.40	7.12	12.71	1/19/2021
DC20-1895		257.63	267.00	9.37	1.62	1/19/2021
DC20-1895		286.85	289.93	3.08	3.66	1/19/2021
DC20-1895		TOTAL		66.72	5.06
DC20-1897	ACMA	17.74	28.95	11.21	2.20	1/19/2021
DC20-1897		145.10	153.04	7.94	1.62	1/19/2021
DC20-1897		219.04	225.04	6.00	2.69	1/19/2021
DC20-1897		243.58	258.12	14.54	4.79	1/19/2021
DC20-1897		287.70	295.70	8.00	2.62	1/19/2021
DC20-1897		321.98	325.97	3.99	8.81	1/19/2021
DC20-1897		TOTAL		51.68	3.47
DC20-1898	ACMA	222.04	231.93	9.89	4.11	1/19/2021
DC20-1898		TOTAL		9.89	4.11
DC20-1899	ACMA	72.73	88.87	16.14	7.78	1/19/2021
including		72.73	76.70	3.97	13.91	1/19/2021
DC20-1899		TOTAL		16.14	7.78
DC20-1900	Lewis	90.12	94.00	3.88	2.83	1/19/2021
DC20-1900		107.20	119.30	12.10	2.37	1/19/2021
DC20-1900		140.20	150.00	9.80	4.78	1/19/2021

Page | 12

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1900		164.00	184.00	20.00	2.74	1/19/2021
DC20-1900		199.00	209.00	10.00	5.61	1/19/2021
DC20-1900		TOTAL		55.78	3.54
DC20-1901	Lewis	73.66	85.15	11.49	1.16	1/19/2021
DC20-1901		218.78	222.46	3.68	3.65	1/19/2021
DC20-1901		233.97	237.50	3.53	3.43	1/19/2021
DC20-1901		302.16	306.16	4.00	3.50	1/19/2021
DC20-1901		358.00	390.00	32.00	2.40	1/19/2021
DC20-1901		TOTAL		54.70	2.37
DC20-1902	Lewis	18.00	33.30	15.30	1.23	1/19/2021
DC20-1902		96.00	103.54	7.54	4.65	1/19/2021
DC20-1902		153.00	159.27	6.27	1.79	1/19/2021
DC20-1902		TOTAL		29.11	2.24
DC20-1903	ACMA	99.39	107.53	8.14	45.26	1/19/2021
including		99.39	106.23	6.84	52.14	1/19/2021
DC20-1903		112.79	119.76	6.97	2.57	1/19/2021
DC20-1903		TOTAL		15.11	25.57
DC20-1904	ACMA	61.77	97.65	35.88	3.71	1/19/2021
DC20-1904		103.54	109.42	5.88	4.94	1/19/2021
DC20-1904		TOTAL		41.76	3.88
DC20-1905	Lewis	41.65	45.05	3.40	4.50	1/19/2021
DC20-1905		51.00	67.00	16.00	2.45	1/19/2021
DC20-1905		81.00	89.00	8.00	1.39	1/19/2021
DC20-1905		TOTAL		27.40	2.40
DC20-1906	ACMA	225.73	237.98	12.25	6.27	1/19/2021
DC20-1906		TOTAL		12.25	6.27
DC20-1907	Lewis	248.54	254.46	5.92	1.48	1/19/2021
DC20-1907		367.08	385.96	18.88	5.60	1/19/2021
including		368.95	372.75	3.80	16.09	1/19/2021
DC20-1907		395.45	403.24	7.79	1.64	1/19/2021
DC20-1907		418.58	428.45	9.87	3.27	1/19/2021
DC20-1907		TOTAL		42.46	3.76
DC20-1908	Lewis	112.25	122.25	10.00	2.40	1/19/2021
DC20-1908		TOTAL		10.00	2.40
DC20-1909	ACMA	74.22	79.40	5.18	8.04	1/19/2021
DC20-1909		94.50	98.40	3.90	3.17	1/19/2021
DC20-1909		135.50	145.60	10.10	2.31	1/19/2021
DC20-1909		189.00	193.00	4.00	3.33
DC20-1909		TOTAL		23.18	3.91
DC20-1910	Lewis	162.43	166.43	4.00	6.54	1/19/2021
DC20-1910		184.23	193.23	9.00	7.88	1/19/2021
DC20-1910		201.23	209.23	8.00	7.28	1/19/2021
DC20-1910		TOTAL		21.00	7.40
DC20-1911	ACMA	61.00	83.00	22.00	2.29	1/19/2021
DC20-1911		105.00	113.00	8.00	2.68	1/19/2021
DC20-1911		TOTAL		30.00	2.40
DC20-1912	Lewis	178.80	198.80	20.00	4.11	1/19/2021
DC20-1912		249.70	287.00	37.30	7.00	1/19/2021
including		251.70	255.00	3.30	24.55	1/19/2021
DC20-1912		341.00	373.60	32.60	1.70

Page | 13

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1912		405.60	414.50	8.90	2.47
DC20-1912		423.60	431.60	8.00	1.38
DC20-1912		TOTAL		106.80	4.04
DC20-1913	Lewis	15.00	19.00	4.00	4.87	1/19/2021
DC20-1913		118.53	148.00	29.47	2.25
DC20-1913		TOTAL		33.47	2.56
DC20-1914	ACMA	18.44	28.44	10.00	1.92	1/19/2021
DC20-1914		91.13	104.02	12.89	1.31	1/19/2021
DC20-1914		112.88	116.88	4.00	1.05	1/19/2021
DC20-1914		TOTAL		26.89	1.49
DC20-1915	Lewis	31.90	37.55	5.65	1.08	1/19/2021
DC20-1915		228.10	234.10	6.00	1.78	1/19/2021
DC20-1915		287.42	302.78	15.36	7.22	1/19/2021
including		298.78	302.78	4.00	21.03	1/19/2021
DC20-1915		316.76	324.76	8.00	2.16	1/19/2021
DC20-1915		TOTAL		35.01	4.14
DC20-1916	Lewis	19.94	31.88	11.94	4.87	1/19/2021
DC20-1916		49.90	58.86	8.96	5.32	1/19/2021
DC20-1916		136.18	148.16	11.98	1.32	1/19/2021
DC20-1916		201.59	211.58	9.99	1.57	1/19/2021
DC20-1916		TOTAL		42.87	3.20
DC20-1917	ACMA	145.56	157.35	11.79	1.51
DC20-1917		TOTAL		11.79	1.51
DC20-1918	Lewis	154.20	162.20	8.00	3.07
DC20-1918		194.16	199.53	5.37	1.59
DC20-1918		TOTAL		13.37	2.48
DC20-1919	ACMA	77.25	89.25	12.00	1.55
DC20-1919		147.15	171.15	24.00	1.55
DC20-1919		189.25	197.25	8.00	1.87
DC20-1919		235.30	246.43	11.13	3.36
DC20-1919		TOTAL		55.13	1.96
DC20-1920	Lewis	6.03	10.67	4.64	4.10	1/19/2021
DC20-1920		138.61	144.00	5.39	1.48
DC20-1920		151.00	162.19	11.19	1.86
DC20-1920		192.26	199.80	7.54	3.56
DC20-1920		TOTAL		28.76	2.60
DC20-1921	ACMA	19.80	23.80	4.00	3.91
DC20-1921		98.86	103.98	5.12	2.11	1/19/2021
DC20-1921		109.98	116.97	6.99	5.48	1/19/2021
DC20-1921		133.56	142.67	9.11	1.69	1/19/2021
DC20-1921		165.67	189.40	23.73	2.64	1/19/2021
DC20-1921		206.23	209.74	3.51	5.18	1/19/2021
DC20-1921		284.64	292.98	8.34	4.99	1/19/2021
DC20-1921		297.12	311.16	14.04	3.27	1/19/2021
DC20-1921		320.31	323.75	3.44	12.13
DC20-1921		339.27	349.27	10.00	2.36
DC20-1921		355.27	361.66	6.39	11.17
including		355.27	360.94	5.67	11.50
DC20-1921		371.47	402.18	30.71	3.78
DC20-1921		413.94	426.58	12.64	5.27
DC20-1921		433.03	449.99	16.96	4.10

Page | 14

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1921		496.23	506.40	10.17	5.42
DC20-1921		TOTAL		165.15	4.19
DC20-1922	Lewis	134.00	139.77	5.77	3.00
DC20-1922		TOTAL		5.77	3.00
DC20-1923	Lewis	62.88	69.28	6.40	7.02
DC20-1923		85.60	91.55	5.95	1.68	1/19/2021
DC20-1923		128.00	131.62	3.62	3.79	1/19/2021
DC20-1923		196.29	200.10	3.81	2.42
DC20-1923		TOTAL		19.78	3.94
DC20-1924	Lewis	40.25	46.25	6.00	1.80
DC20-1924		113.08	125.57	12.49	2.50
DC20-1924		132.25	139.25	7.00	6.54
DC20-1924		TOTAL		25.49	3.44
DC20-1925	Lewis	160.60	164.60	4.00	1.06
DC20-1925		TOTAL		4.00	1.06
DC20-1926	Lewis	21.96	35.96	14.00	4.36	1/19/2021
DC20-1926		TOTAL		14.00	4.36
DC20-1929	Lewis	135.00	145.50	10.50	2.34
DC20-1929		154.75	160.50	5.75	1.12
DC20-1929		TOTAL		16.25	1.91
DC20-1930	ACMA	102.30	110.30	8.00	2.62	1/19/2021
DC20-1930		119.50	137.50	18.00	3.14	1/19/2021
DC20-1930		148.85	200.00	51.15	4.65
including		182.40	190.00	7.60	12.39
DC20-1930		208.00	218.00	10.00	1.25
DC20-1930		TOTAL		87.15	3.76
DC20-1932	Lewis	91.62	95.62	4.00	3.24
DC20-1932		101.62	149.28	47.66	4.76
including		143.28	147.28	4.00	19.53
DC20-1932		TOTAL		51.66	4.65
DC20-1934	Lewis	128.66	132.66	4.00	4.51
DC20-1934		166.66	174.66	8.00	2.68
DC20-1934		TOTAL		12.00	3.29
DC20-1935	Lewis	37.75	41.10	3.35	2.56
DC20-1935		TOTAL		3.35	2.56
DC20-1936	Lewis	181.48	198.31	16.83	2.27
DC20-1936		TOTAL		16.83	2.27
DC20-1937	ACMA	158.35	162.16	3.81	5.72
DC20-1937		173.96	177.96	4.00	2.84
DC20-1937		185.96	195.60	9.64	1.80
DC20-1937		243.26	285.23	41.97	1.40
DC20-1937		291.23	295.23	4.00	6.35
DC20-1937		301.23	325.45	24.22	3.04
DC20-1937		335.36	341.36	6.00	6.79	1/19/2021
DC20-1937		349.30	365.63	16.33	3.20	1/19/2021
DC20-1937		390.19	494.07	103.88	6.14	1/19/2021
including		459.17	481.32	22.15	12.55	1/19/2021
DC20-1937		500.10	526.63	26.53	2.40	1/19/2021
DC20-1937		TOTAL		240.38	4.17
DC20-1938	Lewis	1.83	19.79	17.96	10.47
including		1.83	5.79	3.96	28.02

Page | 15

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1938		53.58	61.20	7.62	2.99
DC20-1938		TOTAL		25.58	8.24
DC20-1940	Lewis	18.08	24.00	5.92	1.58
DC20-1940		123.00	152.55	29.55	4.64
including		124.85	132.30	7.45	12.19
DC20-1940		158.50	164.50	6.00	5.57
DC20-1940		TOTAL		41.47	4.34
DC20-1941	ACMA	5.49	14.63	9.14	1.25
DC20-1941		90.38	125.75	35.37	3.40
DC20-1941		TOTAL		44.51	2.96
DC20-1942	Lewis	15.50	19.50	4.00	4.19
DC20-1942		53.50	73.00	19.50	7.10
including		53.50	59.90	6.40	13.26
DC20-1942		122.75	125.75	3.00	5.17
DC20-1942		TOTAL		26.50	6.45
DC20-1944	ACMA	27.73	31.73	4.00	3.57
DC20-1944		205.38	209.00	3.62	5.45	1/19/2021
DC20-1944		227.00	232.00	5.00	1.55	1/19/2021
DC20-1944		237.62	249.22	11.60	3.59	1/19/2021
DC20-1944		274.00	277.55	3.55	8.49	1/19/2021
DC20-1944		286.17	294.00	7.83	6.12	1/19/2021
DC20-1944		TOTAL		35.60	4.53
DC20-1945	ACMA	95.86	124.70	28.84	1.58
DC20-1945		145.70	153.35	7.65	1.65
DC20-1945		246.75	258.92	12.17	4.60
DC20-1945		TOTAL		48.66	2.34
DC20-1946	ACMA	26.00	44.30	18.30	2.08
DC20-1946		50.25	60.25	10.00	3.36
DC20-1946		72.25	84.25	12.00	4.17
DC20-1946		96.20	132.00	35.80	4.55
DC20-1946		183.00	188.60	5.60	5.82
DC20-1946		TOTAL		81.70	3.88
DC20-1947	ACMA	73.81	80.10	6.29	3.20	1/19/2021
DC20-1947		TOTAL		6.29	3.20
DC20-1948	ACMA	151.98	155.50	3.52	10.12
DC20-1948		161.50	184.11	22.61	8.66
including		167.50	177.58	10.08	15.47
DC20-1948		TOTAL		26.13	8.86
DC20-1949	ACMA	28.84	32.56	3.72	2.28	1/19/2021
DC20-1949		64.93	70.44	5.51	3.30	1/19/2021
DC20-1949		96.01	100.58	4.57	2.17	1/19/2021
DC20-1949		141.35	156.70	15.35	5.37	1/19/2021
DC20-1949		212.45	222.82	10.37	1.13
DC20-1949		248.25	258.90	10.65	4.14
DC20-1949		285.90	289.06	3.16	4.53
DC20-1949		TOTAL		53.33	3.55
DC20-1950	ACMA	18.60	30.60	12.00	3.03
DC20-1950		80.40	85.40	5.00	1.99
DC20-1950		161.50	175.50	14.00	2.63	1/19/2021
DC20-1950		180.80	193.05	12.25	3.14	1/19/2021
DC20-1950		230.30	237.50	7.20	5.91	1/19/2021

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Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)	Reported
DC20-1950		250.00	262.50	12.50	3.49	1/19/2021
DC20-1950		272.00	277.38	5.38	2.24	1/19/2021
DC20-1950		295.15	302.00	6.85	5.17	1/19/2021
DC20-1950		307.00	320.50	13.50	3.60
DC20-1950		TOTAL		88.68	3.43
DC20-1951	ACMA	2.90	11.30	8.40	3.03
DC20-1951		109.96	123.88	13.92	2.34	1/19/2021
DC20-1951		TOTAL		22.32	2.60

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Any drill intervals not depicted in this table did not meet the significant interval criteria.

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